Subject to Revision
Series Term Sheet Dated March 10, 2003

Wachovia Asset Securitization, Inc. 2003-HE1 Trust

$1,000,000,000
(Approximate)

Wachovia Asset Securitization, Inc.
Depositor

FGIC
Credit Enhancer

Wachovia Bank, National Association
Seller and Servicer

Wachovia Asset Securitization, Inc. Asset-Backed Notes,
Series 2003-HE1

Offered Notes: Class A-1 and Class A-2

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Asset Securitization, Inc. (WASI) 2003-HE1 Trust. The Series Term Sheet has been prepared by Wachovia Securities, Inc. based on collateral information provided by Wachovia Bank, National Association for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

To 10% Clean-up Call:

--------------------------------------------------------------------------------
       Expected      Expected       Expected Payment             Expected Rating
Class  Size (1)      WAL (Yrs.)(2)   Window (2)      Note Rate  (S&P/Moody's)
--------------------------------------------------------------------------------
 A-1   $900,000,000   3.07          7/03 - 12/07    LIBOR + [ ]%(3)    AAA/Aaa
--------------------------------------------------------------------------------
 A-2   $100,000,000   3.07          7/03 - 12/07    LIBOR + [ ]%(4)   AAA/Aaa
--------------------------------------------------------------------------------
(1)	Size is subject to permitted variance in the aggregate of plus or minus 10%.
(2)	The "Prepayment Assumption" is 43% CPR and a 34% Draw Rate.
(3)	The Class A-1 Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Rate.
(4)	The Class A-2 Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Rate. The margin for the Class A-2 Notes will be determined pursuant to the Auction Procedures as described in the Prospectus Supplement.

To Maturity:

--------------------------------------------------------------------------------
       Expected      Expected       Expected Payment             Expected Rating
Class  Size (1)      WAL (Yrs.)(2)   Window (2)      Note Rate  (S&P/Moody's)
--------------------------------------------------------------------------------
 A-1   $900,000,000   3.08          7/03 - 4/08    LIBOR + [ ]%(3)    AAA/Aaa
--------------------------------------------------------------------------------
 A-2   $100,000,000   3.08          7/03 - 4/08    LIBOR + [ ]%(4)   AAA/Aaa
--------------------------------------------------------------------------------
(1)	Size is subject to permitted variance in the aggregate of plus or minus 10%.
(2)	The "Prepayment Assumption" is 43% CPR and a 34% Draw Rate.
(3)	The Class A-1 Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Rate.
(4)	The Class A-2 Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Rate. The margin for the Class A-2 Notes will be determined pursuant to the Auction Procedures as described in the Prospectus Supplement.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Wachovia Securities Contacts

   Trading / Syndicate         Phone                E-mail
   -------------------         -----                ------
   Chris Choka                 (704) 383-8267       chris.choka@wachovia.com
   Blake O'Connor              (704) 715-7008       blake.oconnor@wachovia.com

   Mortgage Finance
   ----------------
   Robert Perret               (704) 374-4868       robert.perret@wachovia.com
   Michael Schwartz            (704) 383-7975       michael.schwartz@wachovia.com
   Sharvin Setoodeh            (704) 715-7632       sharvin.setoodeh@wachovia.com
   David Lyle                  (704) 715-8131       david.lyle@wachovia.com

   Structuring
   -----------
   Barbara Smith               (704) 383-8614       barbaram.smith@wachovia.com
   Serkan Erikci               (704) 715-1263       serkan.erikci@wachovia.com
   Jonathan Song               (212) 451-2693       jonathan.song@wachovia.com

   Collateral Analytics
   --------------------
   Daniel Richart              (704) 374-2591       daniel.richart@wachovia.com

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

SUMMARY OF TERMS

Title of Securities:	Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE1

Depositor:	Wachovia Asset Securitization, Inc.

Seller:	Wachovia Bank, National Association

Servicer:	Wachovia Bank, National Association

Credit Enhancer:	Financial Guaranty Insurance Company ("FGIC")

Lead Manager:	Wachovia Securities, Inc.

Co-Managers:	Banc One Capital Markets and JPMorgan Chase

Yield Maintenance Agreement Provider:	Wachovia Bank, National Association

Owner Trustee:	Wilmington Trust Company

Indenture Trustee:	Wells Fargo Bank Minnesota, National Association

Auction Agent:	[Wachovia Securities, Inc.]

Servicing Fee:

With respect to each Payment Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein), plus any reimbursable amounts.

Offered Notes:	The Class A-1 Notes and Class A-2 Notes

Auction Rate Notes:	The Class A-2 Notes

The Trust:

The depositor will establish the Wachovia Asset Securitization, Inc. 2003-HE1 Trust (the “Trust”), a Delaware statutory trust, to issue the Offered Notes. The assets of the Trust will include the Mortgage Loans and collections on the Mortgage Loans. The Trust will also include a financial guaranty insurance policy provided by the Credit Enhancer, which will guarantee certain payments on the Offered Notes.

Federal Tax Status:	It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:

The Offered Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

Minimum Denominations:	$25,000 and integral multiples of $1,000 in excess of that amount for the Class A-1 Notes. $25,000 and integral multiples of $25,000 in excess of that amount for the Class A-2 Notes.

SMMEA Treatment:	The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Registration:	The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	March 1, 2003

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Expected Pricing Date:	For the Class A-1 Notes, on or about [March 13], 2003. For the Class A-2 Notes, on or about [March 18], 2003.

Expected Settlement Date:	On or about March 26, 2003.

Payment Date:	The 25th day of each month (or if such day is not a business day, the next succeeding business day) commencing on April 25, 2003.

Scheduled Final Payment Date:	The Payment Date in March 2033.

Collection Period:	With respect to any Payment Date, the calendar month preceding the month of that Payment Date.

Interest Period:

The “Interest Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Credit Enhancement:	Excess interest, overcollateralization and the financial guaranty insurance policy.

Optional Redemption:

A principal payment may be made to redeem the Offered Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate balance of the Offered Notes has been reduced to an amount less than or equal to 10% of their initial aggregate balance.

Initial Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the initial mortgage loans described herein (the "Initial Mortgage Loans") was approximately $1,000,000,198.

The Mortgage Loans to be sold to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties. See the attached collateral descriptions for additional information on the Initial Mortgage Loans as of the Cut-off Date.

Subsequent Mortgage Loans:

During the Revolving Period, the Issuer may acquire “Subsequent Mortgage Loans” (together with the Initial Mortgage Loans, the “Mortgage Loans”) with funds on deposit in the Funding Account. Accordingly, the characteristics of the entire pool of Mortgage Loans upon the acquisition of the Subsequent Mortgage Loans may vary somewhat from the characteristics of the Initial Mortgage Loans as of the Cut-off Date as presented in this Series Term Sheet.

Each Subsequent Mortgage Loan will have been underwritten substantially in accordance with the underwriting criteria set forth in the Prospectus Supplement and meet other criteria described in the Prospectus Supplement, including approval by the Credit Enhancer.

Additional Balances:	An "Additional Balance" represents additional principal in a Mortgage Loan created by a draw.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Additional Balance Increase Amount:

On any given Payment Date, equals (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances previously conveyed to the Trust, over (ii) principal collections and excess interest applied to purchase those Additional Balances from the Funding Account and/or the custodial account minus (b) amounts paid on prior Payment Dates to the holders of the Certificates in respect of any Additional Balance Increase Amount.

Loan Rate:

The Loan Rate of each Mortgage Loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate. The index for each Mortgage Loan is the “Prime Rate,” regularly published in the Eastern edition of The Wall Street Journal.

Net Loan Rate:

The Net Loan Rate means, with respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan as of the first day of the calendar month in which the related Interest Period begins, net of the Servicing Fee rate, as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year.

Yield Maintenance Agreement:

The trust will include a Yield Maintenance Agreement between the Yield Maintenance Agreement Provider and the Indenture Trustee on behalf of the holders of the Offered Notes. On each Payment Date through and including the Payment Date in January 2008, to the extent available, funds will be distributed to the Offered Notes to cover any interest shortfall that was not covered by excess interest and to cover certain amounts owed to the Offered Notes from the current Payment Date as well as prior Payment Dates as a result of limitations on the Note Rate.

Net WAC Rate:

The Net WAC Rate means for each Payment Date, a fraction expressed as a per annum rate, the numerator of which is the sum of (i) the interest due on the Mortgage Loans, less the sum of (a) the servicing fee rate on the Mortgage Loans, (b) the premium rate on the Policy (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year) and (c) the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount and (ii) payments required to be made under the Yield Maintenance Agreement, if any, and the denominator of which is the outstanding Note Balance (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year).

Net Excess Spread Percentage:

The Net Excess Spread Percentage means for each Payment Date, the Net WAC Rate less a fraction expressed as a per annum rate, the numerator of which is the sum of interest for the related Interest Period for the Class A-1 Notes and Class A-2 Notes, and the denominator of which is the sum of the outstanding Note Balance (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year).

Class A-1 Margin:	The Class A-1 Margin will be [ ]% per annum.

Class A-2 Margin:

For the first Payment Date, the Class A-2 Margin will be [ ]% per annum. For each Payment Date thereafter, the Class A-2 Margin will be determined based upon the Auction Procedures described in the Prospectus Supplement, and will in no event exceed the Class A-1 Margin.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Class A-1 Note Rate:	With respect to each Interest Accrual Period, the lesser of (a) One Month LIBOR plus the Class A-1 Margin and (b) the Net WAC Rate.

Class A-2 Note Rate:	With respect to each Interest Accrual Period, the lesser of (a) One Month LIBOR plus the Class A-2 Margin and (b) the Net WAC Rate.

Servicer Advances:

The Servicer, at its option and in its sole discretion, may make advances by depositing into the custodial account amounts representing installments of principal and/or interest on any Mortgage Loan that is delinquent as of the end of the related Collection Period if the Servicer believes that the advances will be recoverable from payments on, or other proceeds of, that Mortgage Loan. If the Servicer makes any optional advances of delinquent principal or interest, the Servicer shall be entitled to reimburse itself from collections on the related Mortgage Loans or, if those amounts are not sufficient, by withdrawing those amounts from the custodial account prior to any distribution of amounts on deposit therein to the Offered Notes.

Funding Account:

On the Closing Date, the Indenture Trustee will establish the Funding Account for the benefit of the holders of the Offered Notes. On each Payment Date during the Revolving Period, the Servicer will deposit Principal Collections (to the extent not used to purchase Additional Balances and/or Subsequent Mortgage Loans, or to pay amounts in respect of any Additional Balance Increase Amount) and excess spread (to the extent not used to reimburse the Credit Enhancer, up to the amount necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount) into the Funding Account, and will apply those amounts to purchase Additional Balances arising under Mortgage Loans already included in the Trust on future Payment Dates and/or to purchase Subsequent Mortgage Loans, to the extent available.

On the Payment Date immediately succeeding the date on which the Revolving Period ends, in the event that any amounts remain on deposit in the Funding Account, after giving effect to the purchase by the Issuer of all Additional Balances and/or Subsequent Mortgage Loans, including any purchased on the date on which the Revolving Period ends, and payments to the holders of the Certificates in respect of any Additional Balance Increase Amount, those amounts will be paid to the holders of the Offered Notes as Principal Collections.

Interest Collections:

Interest Collections means, with respect to any Payment Date, an amount equal to the sum of (a) the amounts collected with respect to the Mortgage Loans during the related Collection Period, including the interest portion of Net Liquidation Proceeds, applied to interest pursuant to the terms of the related credit line agreements, exclusive of the Interest Collections allocable to the Excluded Amount, reduced by the Servicing Fees for that Collection Period, plus amounts in respect of any optional advance made by the Servicer pursuant to the terms of the servicing agreement and (b) the interest portion of (i) the repurchase price for any deleted Mortgage Loans; and (ii) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Principal Collections:

Principal Collections means, with respect to any Payment Date, an amount equal to the sum of: (a) the amount collected during the related Collection Period relative to any Mortgage Loans, including the principal portion of net liquidation proceeds, applied to principal pursuant to the terms of the related credit line agreements, exclusive of the Principal Collections allocable to the Excluded Amount; and (b) the principal portion of (i) the repurchase price for any deleted Mortgage Loans, (ii) any amounts required to be deposited in the custodial account by the Seller pursuant to the purchase agreement and (iii) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.

Net Principal Collections:

With respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period and Subsequent Mortgage Loans purchased during the related Collection Period, if any, and conveyed to the Issuer and paid for with amounts on deposit in the Custodial Account.

Excluded Amount:

Any draws made by an obligor under any Mortgage Loan during the Rapid Amortization Period (“Excluded Draws”) shall not be transferred to the Issuer. With respect to any Payment Date during the Rapid Amortization Period, the “Excluded Amount” shall equal (i) the portion of the Principal Collections for each Collection Period allocated to such Excluded Draw (Principal Collection are to be applied first to the total balance conveyed to the Trust with respect to such Mortgage Loan and then to the Additional Balances on such Mortgage Loan retained by the Seller) and (ii) the pro rata portion (based on the relative principal amounts held by the Trust and by the Seller) of Interest Collections allocable to such Excluded Draw, provided that the Excluded Amount with respect to any Liquidation Loss Amount shall be the pro rata portion (based on the relative principal amounts held by the Trust and by the Seller) of losses on the related Mortgage Loans during the related Collection Period attributable to Additional Balances not conveyed to the Trust; provided further that, to the extent the related credit line agreement or applicable law provides for a different allocation, such other allocation shall control.

Principal Distribution Amount:

With respect to any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less amounts paid to the holders of the Certificates with respect to any Additional Balance Increase Amount and (b) during the Rapid Amortization Period, Principal Collections.

Stepdown Date:

The later of (a) the thirty-first (31st) Payment Date or (b) the Payment Date on which the current aggregate principal balance of the Offered Notes is less than or equal to 50% of the principal balance of the Offered Notes as of the Closing Date.

Overcollateralization Amount:

With respect to any Payment Date, the amount, if any, by which the sum of (a) the outstanding aggregate principal balance of the Mortgage Loans (exclusive of the portion relating to any Excluded Amount) and (b) the amount in the Funding Account, in each case as of the close of business on the last day of the related Collection Period, exceeds the Note Balance.

Overcollateralization Target Amount:

With respect to any Payment Date prior to the Stepdown Date, an amount equal to the sum of (i) 1.25% of the Note Balance as of the Closing Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure and REO, and any

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Mortgage Loan in bankruptcy that is delinquent according to the terms of the related bankruptcy plan).

With respect to any Payment Date on or after the Stepdown Date:
Condition 1:

provided that (a) the Stepdown Delinquency Test has been met, (b) the two-month rolling average of the Net Excess Spread Percentage is greater than or equal to 1.00% and (c) the three-month rolling average of the Net Excess Spread Percentage is greater than or equal to 1.25%, an amount equal to the sum of (i) 2.50% of the Note Balance on such Payment Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure and REO, and any Mortgage Loan in bankruptcy that is delinquent according to the terms of the related bankruptcy plan);

Condition 2:

provided that (a) the Stepdown Delinquency Test has not been met or (b) the two-month rolling average of the Net Excess Spread Percentage is greater than or equal to 1.00% and the three-month rolling average of the Net Excess Spread Percentage is less than 1.25%, an amount equal to the greater of (x) the Overcollateralization Amount as of the immediately preceding payment date (however, in the case where the Overcollateralization Target Amount for the immediately preceding payment date was determined pursuant to Condition 3, the Overcollateralization Amount as of the last payment date prior to entering Condition 3) and (y) the sum of (i) 2.50% of the Note Balance on such Payment Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure and REO, and any Mortgage Loan in bankruptcy that is delinquent according to the terms of the related bankruptcy plan);

Condition 3:

provided that the two-month rolling average of the Net Excess Spread Percentage is less than 1.00%, an amount equal to the sum of (i) 1.25% of the Note Balance as of the Closing Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure and REO, and any Mortgage Loan in bankruptcy that is delinquent according to the terms of the related bankruptcy plan);

Provided, however, that in no event shall the Overcollateralization Target Amount be less than the greater of (x) 0.50% of the Note Balance as of the Closing Date and (y) the sum of the three largest outstanding Mortgage Loans (by principal balance as of such Payment Date).

Stepdown Delinquency Test:

With respect to any date of determination, a test that is met if the six-month rolling sixty-day average delinquency rate (including foreclosures and REO properties) on the Mortgage Loans (exclusive of the pro rata portion relating to any Excluded Amount) as of such date of determination is less than [3.50]%

Prepayment Assumption:	43% CPR, 34% Draw Rate.

Revolving Period:

The Revolving Period will be the period beginning on the Closing Date and ending on the earlier of (a) the end of business on March 31, 2004, (b) the Payment Date on which the Funding Account balance exceeds $50,000,000, which is approximately four times the

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Overcollateralization Target Amount or (c) the occurrence of a rapid amortization event as specified in the Indenture.

Managed Amortization Period:

The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a rapid amortization event has occurred as specified in the Indenture. The Managed Amortization Period will end on the earlier of (a) March 31, 2006 and (b) the occurrence of a rapid amortization event as specified in the Indenture.

Rapid Amortization Period:

The Rapid Amortization Period will be the period beginning on the earlier of (a) the first day following the end of the Managed Amortization Period and (b) the occurrence of a rapid amortization event as specified in the Indenture.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

Priority of Distributions:

On each Payment Date, from amounts withdrawn from the custodial account with respect to the Mortgage Loans (including any draw on the Policy and any amounts required to be paid under the Yield Maintenance Agreement), the following payments will be made in the following order of priority:

During the Revolving Period:

•

first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

•

second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), to the Note Payment Account, for payment to the holders of the Notes, interest for the related Interest Period at the Note Rate on the Note Balance immediately prior to that Payment Date, other than any Interest Shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

•	third, from Net Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	fourth, remaining Net Principal Collections to the Funding Account;

•	fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

•	sixth, from excess spread, to the Funding Account, the amount necessary so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

•	seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

•

ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Notes, any interest shortfalls on the Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

•	tenth, from any remaining amounts, to the Indenture Trustee, any Trustee’s Additional Expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and

•	eleventh, any remaining amounts, to the distribution account, for distribution to the holders of the Certificates;

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

During the Managed Amortization Period:

•

first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

•

second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), to the Note Payment Account, for payment to the holders of the Notes, interest for the related Interest Period at the Note Rate on the Note Balance immediately prior to that Payment Date, other than any Interest Shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

•	third, from Net Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	fourth, from any remaining amounts, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-1 Notes and Class A-2 Notes on a pro-rata basis;

•	fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

•

sixth, from excess spread, to the Note Payment Account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

•	seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

•

ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Notes, any interest shortfalls on the Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

•	tenth, from any remaining amounts, to the Indenture Trustee, any Trustee’s Additional Expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and

•	eleventh, any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates;

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

During the Rapid Amortization Period:

•

first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

•

second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), to the Note Payment Account, for payment to the holders of the Notes, interest for the related Interest Period at the Note Rate on the Note Balance immediately prior to that Payment Date, other than any Interest Shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

•	third, from any remaining amounts, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-1 Notes and Class A-2 Notes on a pro-rata basis;

•	fourth, from Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

•

sixth, from excess spread, to the Note Payment Account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

•	seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;

•

ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Notes, any interest shortfalls on the Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

•	tenth, from any remaining amounts, to the Indenture Trustee, any Trustee’s Additional Expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and

•	eleventh, any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates;

provided, that on the final Payment Date, the amount to be paid pursuant to clause “third” above will be equal to the Note Balance immediately prior to that Payment Date.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

Number of Initial Mortgage Loans                        20,687
Total Cut-off Date Principal Balance         $1,000,000,197.82

                                  Minimum          Maximum               Average
                                  -------          -------               -------
Cut-off Date Principal
Balance                         $5,000.50    $3,000,000.00            $48,339.55
Credit Limit                    $5,700.00    $3,000,000.00            $81,248.87

                                  Minimum         Maximum      Weighted Average
                                  -------         -------      ----------------
Combined LTV Ratio                  3.00%         100.00%                77.78%
Junior Ratio                        1.76%         100.00%                42.21%
Utilization Rate                    1.20%         102.00%                77.00%
Credit Score                          515             824                   722
Remaining Term (Months)                91             239                   217
Seasoning (Months)                      1             145                    15
Current Loan Rate                  2.750%          7.250%                4.391%
Fully Indexed Gross Margin        -1.500%          3.000%                0.144%
Fully Indexed Loan Rate            2.750%          7.250%                4.394%

--------------------------------------------------------------------------------

                        % of Aggregate                           % of Aggregate
                           Principal                                 Principal
Loan Purpose               Balance         Property Type              Balance
--------------------------------------     -------------------------------------
Debt Consolidation /                       Single Family                  91.76
Refinance                        48.28
Other                            29.29     Condominium                     4.36
Home Improvement                 18.32     Multifamily                     3.73
Purchase                          4.11     Manufactured Housing            0.11
--------------------------------------     Agricultural Property
Total                           100.00     with a Residence                0.04
                                           -------------------------------------
======================================     Total                         100.00
                                           =====================================

                        % of Aggregate
                            Principal                            % of Aggregate
Occupancy Status             Balance                                 Principal
--------------------------------------     Lien Position              Balance
Primary Residence                90.77     -------------------------------------
Non-Primary Residence             5.37     First                           33.30
Rental Property                   3.82     Second                          64.35
Agricultural Property             0.04     Third                            2.34
--------------------------------------    --------------------------------------
Total                           100.00     Total                          100.00
======================================    ======================================

Approximately 8.31% of the Initial Mortgage loans were originated in the state of Georgia. Approximately 77.67% of these loans were originated prior to October 1, 2002. Approximately 22.33% of these loans were originated on or after October 1, 2002, but meet the guidelines for acceptable mortgage loans and therefore are not governed by the Georgia Fair Lending Act.

The maximum loan rate will be no less than 16.000% and no greater than 18.000%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                                 Current Loan Rate
                                 -----------------

                                                                  Percentage of
                                                                Initial Mortgage
                       Number of Initial     Cut-off Date    Loans by Cut-off Date
Current Loan Rate (%)   Mortgage Loans    Principal Balance   Principal Balance
---------------------  -----------------  -----------------  ---------------------
2.750 to 3.000                        1           $6,548.82               0.00%
3.001 to 4.000                    2,767      166,013,936.72               16.60
4.001 to 4.250                   12,741      621,716,412.89               62.17
4.251 to 4.500                      615       25,097,279.11                2.51
4.501 to 4.750                      335       14,250,526.19                1.43
4.751 to 5.000                      996       43,227,712.92                4.32
5.001 to 6.000                    2,857      117,433,054.96               11.74
6.001 to 7.000                      372       12,220,809.09                1.22
7.001 to 7.250                        3           33,917.12                0.00
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82              100.00%
                       =================  =================  =====================

                                   Junior Ratio
                                   ------------
                                                                  Percentage of
                                                                Initial Mortgage
Junior Ratio           Number of Initial     Cut-off Date    Loans by Cut-off Date
(Calculated)            Mortgage Loans    Principal Balance    Principal Balance
---------------------  -----------------  -----------------  ---------------------
  First Lien                      5,177     $333,029,368.34               33.30%
 1.76 to   10.00                    690       11,075,180.63                1.11
10.01 to   20.00                  3,628       96,060,524.57                9.61
20.01 to   30.00                  3,354      126,825,615.08               12.68
30.01 to   40.00                  2,570      121,135,983.58               12.11
40.01 to   50.00                  1,804      100,493,977.00               10.05
50.01 to   60.00                  1,169       71,927,694.32                7.19
60.01 to   70.00                    826       52,464,681.38                5.25
70.01 to   80.00                    619       39,620,308.28                3.96
80.01 to   90.00                    437       24,978,653.25                2.50
90.01 to  100.00                    413       22,388,211.39                2.24
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82              100.00%
                       =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                                   Combined LTV
                                   ------------

                                                                 Percentage of
                                                               Initial Mortgage
Combined Loan-to-      Number of Initial     Cut-off Date    Loans by Cut-off Date
Value Ratio (%)         Mortgage Loans    Principal Balance    Principal Balance
---------------------  -----------------  -----------------  ---------------------
  3.00 to   10.00                    51       $1,395,355.67               0.14%
10.01 to   20.00                    285        7,022,888.53               0.70
20.01 to   30.00                    510       16,935,212.61               1.69
30.01 to   40.00                    744       37,439,338.24               3.74
40.01 to   50.00                    898       47,008,868.95               4.70
50.01 to   60.00                  1,253       68,705,926.01               6.87
60.01 to   70.00                  1,572       95,997,427.41               9.60
70.01 to   80.00                  2,475      156,169,579.45              15.62
80.01 to   90.00                  8,270      374,121,478.12              37.41
90.01 to 100.00                   4,629      195,204,122.83              19.52
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82              100.00%
                       =================  =================  =====================

                                    FICO Score
                                    ----------

                                                                 Percentage of
                                                               Initial Mortgage
                       Number of Initial     Cut-off Date    Loans by Cut-off Date
FICO Score              Mortgage Loans    Principal Balance    Principal Balance
---------------------  -----------------  -----------------  ---------------------
Not Available                         83      $2,564,686.11               0.26%
515 to 525                             2          82,007.19               0.01
526 to 550                             7         326,391.29               0.03
551 to 575                            15         823,943.20               0.08
576 to 600                            91       7,393,682.48               0.74
601 to 625                           410      18,387,360.72               1.84
626 to 650                         1,117      57,104,108.77               5.71
651 to 675                         2,054     107,780,466.45              10.78
676 to 700                         2,881     145,813,914.65              14.58
701 to 725                         3,135     166,277,590.60              16.63
726 to 750                         3,333     162,351,157.80              16.24
751 to 775                         3,729     170,897,525.55              17.09
776 to 800                         3,216     135,332,316.61              13.53
801 to 824                           614      24,865,046.40               2.49
---------------------  -----------------  -----------------  ---------------------
Total                             20,687  $1,000,000,197.82             100.00%
                       =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                                Remaining Draw Term
                                -------------------

                                                                 Percentage of
                                                               Initial Mortgage
Remaining Draw Term    Number of Initial     Cut-off Date    Loans by Cut-off Date
(Months)                Mortgage Loans    Principal Balance    Principal Balance
---------------------  -----------------  -----------------  ---------------------
 91 to  96                          292      $17,186,606.87               1.72%
 97 to 102                          399       25,449,618.56               2.54
103 to 108                            4          960,033.30               0.10
109 to 114                           92        3,905,963.72               0.39
115 to 120                          207       14,705,835.79               1.47
163 to 168                            1            6,196.69               0.00
169 to 174                            9          197,604.77               0.02
175 to 180                            2           40,074.44               0.00
211 to 216                          229       12,161,900.10               1.22
217 to 222                       12,777      591,536,279.36              59.15
223 to 228                           28        1,916,129.27               0.19
229 to 234                          893       32,749,019.03               3.27
235 to 239                        5,754      299,184,935.92              29.92
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82             100.00%
                       =================  =================  =====================

                                Origination Period
                                ------------------

                                                                 Percentage of
                                                               Initial Mortgage
                       Number of Initial     Cut-off Date    Loans by Cut-off Date
Origination Period      Mortgage Loans    Principal Balance    Principal Balance
---------------------  -----------------  -----------------  ---------------------
4th Quarter 2000                     13         $982,931.97               0.10%
1st Quarter 2001                    235       12,345,875.35               1.23
2nd Quarter 2001                 10,031      472,117,967.34              47.21
3rd Quarter 2001                  3,418      160,887,630.23              16.09
4th Quarter 2001                      8          262,890.27               0.03
1st Quarter 2002                     23        2,182,065.39               0.22
2nd Quarter 2002                     28        1,298,529.37               0.13
3rd Quarter 2002                    890       32,733,255.47               3.27
4th Quarter 2002                  4,254      214,747,349.65              21.47
1st Quarter 2003                  1,787      102,441,702.78              10.24
---------------------  -----------------   -----------------  ---------------------
Total                            20,687   $1,000,000,197.82             100.00%
                       =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                          Cut-off Date Principal Balance
                          ------------------------------

                                                                       Percentage of
                                                                      Initial Mortgage
Cut-off Date                   Number of Initial    Cut-off Date    Loans by Cut-off Date
Principal Balance ($)          Mortgage Loans    Principal Balance    Principal Balance
----------------------------  -----------------  -----------------  ---------------------
    5,000.50 to    10,000.00       2,358           $18,040,837.97             1.80%
   10,000.01 to    20,000.00       4,646            70,001,407.38             7.00
   20,000.01 to    30,000.00       3,651            90,872,177.60             9.09
   30,000.01 to    40,000.00       2,381            83,183,954.03             8.32
   40,000.01 to    50,000.00       1,724            78,089,897.49             7.81
   50,000.01 to    75,000.00       2,479           152,783,194.41            15.28
   75,000.01 to   100,000.00       1,699           150,816,929.76            15.08
  100,000.01 to   150,000.00         858           106,841,792.41            10.68
  150,000.01 to   200,000.00         386            68,178,962.04             6.82
  200,000.01 to   250,000.00         189            42,804,826.44             4.28
  250,000.01 to   300,000.00          98            27,007,519.11             2.70
  300,000.01 to   400,000.00          97            33,443,718.94             3.34
  400,000.01 to   500,000.00          67            30,464,676.75             3.05
  500,000.01 to 1,000,000.00          44            30,780,820.80             3.08
1,000,000.01 to 2,000,000.00           8            11,138,648.28             1.11
2,000,000.01 to 3,000,000.00           2             5,550,834.41             0.56
----------------------------  -----------------  -----------------  ---------------------
Total                             20,687         $1,000,000,197.82          100.00%
                              =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                                     Location
                                     --------

                                                                 Percentage of
                                                               Initial Mortgage
                       Number of Initial     Cut-off Date    Loans by Cut-off Date
Location                Mortgage Loans    Principal Balance    Principal Balance
---------------------  -----------------  -----------------  ---------------------
Florida                           4,758     $248,531,209.10               24.85%
New Jersey                        3,405      183,562,441.70               18.36
Pennsylvania                      2,961      108,877,615.29               10.89
Virginia                          2,625      105,528,178.67               10.55
Georgia                           1,668       83,093,046.73                8.31
North Carolina                    1,959       79,019,052.84                7.90
New York                            879       62,396,150.52                6.24
Connecticut                         974       61,161,269.14                6.12
Maryland                            831       34,051,013.25                3.41
South Carolina                      392       19,245,757.40                1.92
District of Columbia                115        8,000,438.81                0.80
Massachusetts                        44        2,260,573.03                0.23
Tennessee                            26        1,702,941.52                0.17
Alabama                              17          813,773.01                0.08
Delaware                             16          703,062.91                0.07
Rhode Island                          8          370,371.61                0.04
Illinois                              1          328,919.63                0.03
West Virginia                         7          273,191.50                0.03
Michigan                              1           81,191.16                0.01
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82              100.00%
                       =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                            Fully Indexed Gross Margin
                            --------------------------

                                                                  Percentage of
                                                                Initial Mortgage
Fully Indexed Gross     Number of Initial     Cut-off Date    Loans by Cut-off Date
Margin (%)               Mortgage Loans    Principal Balance    Principal Balance
---------------------   -----------------  -----------------  ---------------------
-1.500 to -1.001                       2         $42,635.52               0.00%
-1.000 to -0.501                      15       2,602,468.48               0.26
-0.500 to -0.001                   2,739     162,322,360.81              16.23
 0.000 to  0.499                  13,394     648,613,955.49              64.86
 0.500 to  0.999                   1,325      57,893,767.80               5.79
 1.000 to  1.499                   2,562     105,719,771.89              10.57
 1.500 to  1.999                     277      10,491,675.53               1.05
 2.000 to  2.499                     346      11,442,872.29               1.14
 2.500 to  2.999                      25         850,408.24               0.09
 3.000                                 2          20,281.77               0.00
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82             100.00%
                       =================  =================  =====================

                              Fully Indexed Loan Rate
                              -----------------------

                                                                  Percentage of
                                                                Initial Mortgage
Fully Indexed Loan      Number of Initial     Cut-off Date    Loans by Cut-off Date
Rate (%)                 Mortgage Loans    Principal Balance    Principal Balance
---------------------   -----------------  -----------------  ---------------------
2.750 to 2.999                        1           $6,548.82               0.00%
3.000 to 3.499                        8        1,848,070.38               0.18
3.500 to 3.999                      654       33,230,465.13               3.32
4.000 to 4.499                   14,901      755,189,584.05              75.52
4.500 to 4.999                      882       36,889,726.94               3.69
5.000 to 5.499                    3,549      147,397,885.97              14.74
5.500 to 5.999                      291       12,260,496.02               1.23
6.000 to 6.499                      367       12,213,602.27               1.22
6.500 to 6.999                       31          929,901.12               0.09
7.000 to 7.250                        3           33,917.12               0.00
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82             100.00%
                       =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                              As of the Cut-off Date

                                   Credit Limit
                                   ------------

                                                                     Percentage of
                                                                    Initial Mortgage
                             Number of Initial     Cut-off Date    Loans by Cut-off Date
Credit Limit ($)              Mortgage Loans    Principal Balance    Principal Balance
---------------------------- -----------------  -----------------  ---------------------
    5,700.00 to    10,000.00         369            $2,941,645.15             0.29%
   10,000.01 to    20,000.00       1,845            24,575,024.93             2.46
   20,000.01 to    30,000.00       2,770            52,647,111.48             5.26
   30,000.01 to    40,000.00       1,851            47,638,231.74             4.76
   40,000.01 to    50,000.00       2,604            78,125,849.26             7.81
   50,000.01 to    75,000.00       3,042           121,894,395.73            12.19
   75,000.01 to   100,000.00       4,754           235,117,309.41            23.51
  100,000.01 to   150,000.00       1,578           120,649,426.33            12.06
  150,000.01 to   200,000.00         740            77,043,850.69             7.70
  200,000.01 to   250,000.00         585            75,486,335.94             7.55
  250,000.01 to   300,000.00         152            26,280,016.56             2.63
  300,000.01 to   400,000.00         166            37,585,550.83             3.76
  400,000.01 to   500,000.00         147            43,325,125.47             4.33
  500,000.01 to 1,000,000.00          67            36,000,957.22             3.60
1,000,000.01 to 2,000,000.00          15            15,138,532.67             1.51
2,000,000.01 to 3,000,000.00           2             5,550,834.41             0.56
---------------------------- -----------------  -----------------  ---------------------
Total                             20,687        $1,000,000,197.82           100.00%
                             =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                     DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                       As of the Cut-off Date

                                 Utilization Rate
                                 ----------------

                                                                  Percentage of
                                                                Initial Mortgage
                        Number of Initial     Cut-off Date    Loans by Cut-off Date
Utilization Rate (%)     Mortgage Loans    Principal Balance    Principal Balance
---------------------   -----------------  -----------------  ---------------------
  1.20 to   10.00                   714       $6,851,353.15                0.69%
 10.01 to   20.00                 1,716       25,968,300.74                2.60
 20.01 to   30.00                 1,701       38,666,295.88                3.87
 30.01 to   40.00                 1,641       47,390,119.65                4.74
 40.01 to   50.00                 1,645       60,476,139.42                6.05
 50.01 to   60.00                 1,538       66,685,835.22                6.67
 60.01 to   70.00                 1,599       76,746,030.65                7.67
 70.01 to   80.00                 1,681       94,749,882.78                9.47
 80.01 to   90.00                 2,004      116,326,121.42               11.63
 90.01 to  100.00                 6,108      443,947,670.97               44.39
100.01 to  102.00                   340       22,192,447.94                2.22
---------------------  -----------------  -----------------  ---------------------
Total                            20,687   $1,000,000,197.82              100.00%
                       =================  =================  =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

                            BOND SUMMARY (to Call) (1)
                            --------------------------

Class A-1
------------------------------------------------------------------------------------------
CPR                     10%       20%       30%       43%       50%       60%      70%
------------------------------------------------------------------------------------------
WAL (years)            5.85      4.37      4.18      3.07      2.41      1.71      1.19
Modified Duration(2)   5.60      4.25      4.07      3.00      2.37      1.69      1.18
First Principal
   Payment           04/25/06  04/25/06  04/25/06  07/25/03  06/25/03  05/25/03  04/25/03
Last Principal
   Payment           05/25/11  09/25/08  04/25/08  12/25/07  07/25/07  12/25/06  03/25/06

Class A-2
------------------------------------------------------------------------------------------
CPR                     10%       20%       30%       43%       50%       60%      70%
------------------------------------------------------------------------------------------
WAL (years)            5.85      4.37      4.18      3.07      2.41      1.71      1.19
Modified Duration(2)   5.65      4.28      4.09      3.02      2.38      1.70      1.18
First Principal
   Payment           04/25/06  04/25/06  04/25/06  07/25/03  06/25/03  05/25/03  04/25/03
Last Principal
   Payment           05/25/11  09/25/08  04/25/08  12/25/07  07/25/07  12/25/06  03/25/06

(1) The draw rate used in each scenario is 34%.
(2) Modified duration calculated assuming a price of 100.00%.

                          BOND SUMMARY (to Maturity) (1)
                          ------------------------------

Class A-1
------------------------------------------------------------------------------------------
CPR                     10%       20%       30%       43%       50%       60%      70%
------------------------------------------------------------------------------------------
WAL (years)            5.87      4.38      4.19      3.08      2.44      1.75      1.24
Modified Duration(2)   5.62      4.26      4.08      3.01      2.39      1.74      1.23
First Principal
   Payment           04/25/06  04/25/06  04/25/06  07/25/03  06/25/03  05/25/03  04/25/03
Last Principal
   Payment           12/25/11  12/25/08  07/25/08  04/25/08  01/25/08  10/25/07  06/25/07

Class A-2
------------------------------------------------------------------------------------------
CPR                     10%       20%       30%       43%       50%       60%      70%
------------------------------------------------------------------------------------------
WAL (years)            5.87      4.38      4.19      3.08      2.44      1.75      1.24
Modified Duration(2)   5.67      4.29      4.10      3.03      2.40      1.73      1.24
First Principal
   Payment           04/25/06  04/25/06  04/25/06  07/25/03  06/25/03  05/25/03  04/25/03
Last Principal
   Payment           12/25/11  12/25/08  07/25/08  04/25/08  01/25/08  10/25/07  06/25/07

(1) The draw rate used in each scenario is 34%.
(2) Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE1 $1,000,000,000 (approximate)

    Adjusted Net WAC Rate Schedule(1): One Month LIBOR and Prime Rate at 20%(2)
    ---------------------------------------------------------------------------

                Payment  Adjusted Net                   Payment   Adjusted Net
       Period    Date    WAC Rate               Period    Date    WAC Rate
       ------    ----    --------               ------    ----    --------
         1     4/25/03    20.35%                  30    9/25/05    19.85%
         2     5/25/03    20.16%                  31    10/25/05   20.35%
         3     6/25/03    19.50%                  32    11/25/05   19.85%
         4     7/25/03    19.81%                  33    12/25/05   20.35%
         5     8/25/03    19.16%                  34    1/25/06    19.85%
         6     9/25/03    19.85%                  35    2/25/06    19.85%
         7     10/25/03   20.35%                  36    3/25/06    21.45%
         8     11/25/03   19.85%                  37    4/25/06    19.85%
         9     12/25/03   20.35%                  38    5/25/06    20.35%
         10    1/25/04    19.85%                  39    6/25/06    19.85%
         11    2/25/04    19.85%                  40    7/25/06    20.35%
         12    3/25/04    20.88%                  41    8/25/06    19.85%
         13    4/25/04    19.85%                  42    9/25/06    19.85%
         14    5/25/04    20.35%                  43    10/25/06   20.35%
         15    6/25/04    19.85%                  44    11/25/06   19.85%
         16    7/25/04    20.35%                  45    12/25/06   20.35%
         17    8/25/04    19.85%                  46    1/25/07    19.85%
         18    9/25/04    19.85%                  47    2/25/07    19.85%
         19    10/25/04   20.35%                  48    3/25/07    21.45%
         20    11/25/04   19.85%                  49    4/25/07    19.85%
         21    12/25/04   20.35%                  50    5/25/07    20.35%
         22    1/25/05    19.85%                  51    6/25/07    19.85%
         23    2/25/05    19.85%                  52    7/25/07    20.35%
         24    3/25/05    21.45%                  53    8/25/07    19.85%
         25    4/25/05    19.85%                  54    9/25/07    19.85%
         26    5/25/05    20.35%                  55    10/25/07   20.35%
         27    6/25/05    19.85%                  56    11/25/07   19.85%
         28    7/25/05    20.35%                  57    12/25/07   20.35%
         29    8/25/05    19.85%

(1) The Adjusted Net WAC Rate is the per annum rate equal to (i) the sum of (a) Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount) and (b) payments made under the Yield Maintenance Agreement less (c) the amount of the premium for the policy to the Credit Enhancer, divided by (ii) the aggregate note principal balance of the Offered Notes, such result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

(2) Assumes that the mortgage loans prepay at 43% CPR with a 34% Draw Rate, and that One Month LIBOR and the Prime Rate are constant at 20.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.